                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


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                             CITISTREET FUNDS, INC.
                (Name of Registrant As Specified In Its Charter)

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

                             CITISTREET FUNDS, INC.
                      CITISTREET INTERNATIONAL STOCK FUND
                      CITISTREET SMALL COMPANY STOCK FUND

                                400 ATRIUM DRIVE
                        SOMERSET, NEW JERSEY 08873-4172

                      NOTICE OF NEW SUBADVISORY AGREEMENTS

                                 JULY 11, 2005

     This Notice provides additional information regarding the three new subadvisers for CitiStreet Funds, Inc. (the "Company," "we," or "us") and about the subadvisory agreements with those new subadvisers.

     On February 11, 2005, the Board of Directors of the Company (the "Board"), including all Directors who are not interested persons of the Company, as defined by the Investment Company Act of 1940 (the "Independent Directors"), approved new subadvisory agreements ("new agreements") with the following three subadvisers:

     - Alliance Capital Management L.P. ("Alliance"), for the International Stock Fund;

     - Oechsle International Advisors LLC ("Oechsle"), for the International Stock Fund; and

     - Babson Capital Management LLC ("Babson Capital") for the Small Company Stock Fund.

     On February 11, 2005, the Board also approved the termination of two subadvisers for the International Stock Fund, Bank of Ireland Asset Management (U.S.) Ltd. ("BIAM") and Citigroup Asset Management Limited ("CAML"), and one subadviser for the Small Company Stock Fund, Travelers Investment Management Company ("TIMCO").

     This Notice describes the circumstances surrounding the Board's selection of the new subadvisers and the Board's consideration and approval of the new subadvisory agreements. This Notice also provides you with an overview of the terms of the new agreements. Copies of the new agreements are included as Appendix A to this Notice. The Funds will pay for the costs associated with preparing and distributing this Notice. We began mailing this Notice on or about July 11, 2005.

     The new subadvisers are now managing assets for the Funds. The new subadvisory arrangements are reflected in the Company's updated prospectus, dated May 1, 2005.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. We are furnishing this Notice to you in lieu of a proxy statement, pursuant to the terms of an exemptive order ("Order") issued by the Securities and Exchange Commission ("SEC"). This Notice does not require any action by you. It is provided to inform you about the new subadvisers. The Order permits the Board of Directors to adopt, without shareholder approval, new subadvisory agreements with advisers who are not affiliated with the Company's investment manager, CitiStreet Funds Management LLC (the "Manager"). In accordance with the Order, the Board of Directors has adopted new subadvisory agreements with Alliance, Oechsle and Babson Capital.

     WE WILL FURNISH YOU A COPY OF OUR MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT ON REQUEST AND WITHOUT CHARGE. IF YOU WISH TO OBTAIN A COPY OF EITHER REPORT, MAIL A REQUEST TO CITISTREET FUNDS MANAGEMENT LLC, 400 ATRIUM DRIVE, SOMERSET, NEW JERSEY, 08873-4172, OR CALL 1-800-242-7884.

                                   BACKGROUND

     The International Stock Fund currently has three subadvisers, each of which is responsible for the day-to-day management of a portion of the Fund. The Fund is currently structured with a subadviser using a core strategy, a subadviser using a growth strategy, and a subadviser using a value strategy. Until recently, CAML served as the core subadviser, SSgA Funds Management, Inc. ("SSgA") served as the growth subadviser, and BIAM served as the value subadviser.

     Due to personnel changes and performance issues at CAML, SSgA and BIAM, the Manager and its consultant recommended that the Board consider restructuring the International Stock Fund, including retaining two new subadvisers and changing the portfolio team and strategy used by SSgA. In particular, the Manager and its consultant recommended that SSgA serve as the core subadviser, Oechsle serve as the growth subadviser, and Alliance serve as the value subadviser. The recommendation was the result of a search by the Manager and its consultant for potential replacement candidates and a consideration of the relationships among the various subadvisers to ensure a complementary structure for the Fund. After initial analysis, the Manager and its consultant received finalist presentations for two candidates for each of these three subadviser positions within the Fund. As a result of those meetings, and further review of each candidate and fee negotiations, the Manager determined its recommendation to the Board.

     The Small Company Stock Fund also uses three subadvisers, one with a core strategy, one with a growth strategy and one with a value strategy. Until recently, TIMCO served as the growth subadviser.

     Due to the departure of the lead portfolio manager at TIMCO for the Fund, the Manager and its consultant recommended that Babson Capital replace TIMCO as the growth subadviser for the Fund. The recommendation was the result of a search for replacement candidates by the Manager's consultant. The Manager and the consultant received finalist presentations for two candidates. The recommendation of Babson Capital was the result of those meetings and further candidate reviews and fee negotiations.

     At a meeting on November 11, 2004, the Board met in person and received reports from the Manager and its consultant relating to the performance of the International Stock Fund and the Small Company Stock Fund and their subadvisers, including reports on developments and changes of personnel at the subadvisory firms. The Board also received presentations from representatives of Alliance, Oechsle, Babson Capital and the proposed new portfolio management team from SSgA. The Independent Directors, after discussion, and consultation with their independent counsel, requested that the Manager provide additional information regarding the proposed subadviser changes at the meeting scheduled for February 2005.

     On February 11, 2005, the Board met again in person to discuss the recommended changes and the additional information provided by the Manager, its consultant and each of the proposed subadvisers. After discussion, and consultation by the Independent Directors with their independent counsel, the Board approved the new subadvisory agreements with Alliance, Oechsle and Babson Capital. The Board also approved the termination of the subadvisory agreements with BIAM, CAML and TIMCO. Finally, the Board approved an amendment to the SSgA agreement. In the "Board Consideration" section below, we discuss in more detail the factors considered by the Board in approving the new agreements with Alliance, Oechsle and Babson Capital. In the next section, we provide additional information about the new subadvisers.

                     INFORMATION ABOUT THE NEW SUBADVISERS
                        AND CHANGES IN SUBADVISORY FEES

INTERNATIONAL STOCK FUND

     Alliance serves as a subadviser for the International Stock Fund through its Bernstein Investment Research & Management unit. Its corporate offices are located at 1345 Avenue of the Americas, New York, NY 10105. Alliance is an indirect subsidiary of AXA Financial, Inc., a global financial services organization. As of March 31, 2005, Alliance managed approximately $534 billion of assets.

     Oechsle serves as a subadviser for the International Stock Fund. Its corporate offices are located at One International Place, Boston, MA 02110. Oechsle, which was formed in 1998, managed approximately $16.3 billion in assets as of December 31, 2004, and is the successor entity to Oechsle International Advisors, L.P., an international investment management firm that was formed and registered with the SEC in August of 1986.

     The chart below shows the annual fee rates for the previous subadvisers and the new subadvisers. The rates shown are annual rates based on average daily net assets allocated to the subadviser.

PREVIOUS SUBADVISERS                            NEW SUBADVISERS
--------------------                            ---------------
BIAM                                            Alliance
0.45% for first $50 million;                    0.55% for first $100 million;
plus 0.40% for the next $50 million;            plus 0.50% for the next $50 million;
plus 0.30% for assets over $100 million         plus 0.40% for assets over $150 million

CAML                                            Oechsle
0.55% for first $50 million;                    0.50% for first $100 million;
plus 0.50% for the next $50 million;            plus 0.45% for the next $50 million;
plus 0.45% for assets over $100 million         plus 0.40% for assets over $150 million

SSgA                                            SSgA
0.55% for first $50 million;                    0.50% for first $50 million;
plus 0.50% for the next $50 million;            plus 0.45% for the next $100 million;
plus 0.45% for assets over $100 million         plus 0.40% for assets over $150 million

     During 2004, the Fund paid the following fees to the subadvisers: BIAM ($565,020), CAML ($742,301) and SSgA ($726,118).

     The following calculations estimate the annual fees that would have been in effect for both the previous subadvisers and the new subadvisers, assuming assets levels that were in effect on December 31, 2004. The fees for the previous subadvisers would have been as follows: BIAM ($578,877), CAML ($759,744) and SSgA ($757,478), for a total of $2,096,099. The fees for the new subadvisers would have been as follows: Alliance ($805,169), SSgA ($683,661) and Oechsle ($731,647), for a total of $2,220,477. The new subadviser fees would have been 6% greater than the previous subadviser fees using that assumption. The new subadviser fees are lower than the maximum fees previously approved by Fund shareholders. For more information regarding the effect on the subadviser changes on fees and expenses, please see "Additional Fee Information," below.

SMALL COMPANY STOCK FUND

     Babson Capital serves as a subadviser for the Small Company Stock Fund. Its corporate offices are located at One Memorial Drive, Cambridge, MA 02142. Babson Capital, an indirect subsidiary of Massachusetts Mutual Life Insurance Company, managed approximately $89.7 billion of assets as of December 31, 2004.

     The chart below shows the annual fee rates for the previous subadviser, TIMCO, and the new subadviser, Babson Capital. The rates shown are annual rates based on average daily net assets allocated to the subadviser.

PREVIOUS SUBADVISER                             NEW SUBADVISER
-------------------                             --------------
TIMCO                                           Babson Capital
0.50% for all assets                            0.70% for first $100 million;
                                                plus 0.65% for the next $50 million;
                                                plus 0.60% for assets over $150 million

     During 2004, the Fund paid the $651,581 to TIMCO.

     The following calculations estimate the annual fees that would have been in effect for both TIMCO and Babson Capital, assuming assets levels that were in effect on December 31, 2004. The fee for TIMCO would have been $732,925, and the fee for Babson Capital would have been $1,002,802. The Babson Capital fee would have been 37% greater than the TIMCO fee using that assumption. The new subadviser fees are lower than the maximum fees previously approved by Fund shareholders. For more information regarding the effect on the subadviser change on fees and expenses, please see "Additional Fee Information," below.

                              BOARD CONSIDERATION

     On both November 11, 2004 and February 11, 2005, the full Board of Directors of the Company, including all of the Independent Directors, met in person to discuss the proposed changes to the subadvisers of the International Stock Fund and the Small Company Stock Fund. The Board received and considered a variety of information about Alliance, Oechsle and Babson Capital, including information about the organization and key personnel of each firm; the investment experience, investment philosophies and processes of each firm; their past performance in managing other funds and accounts; and their plan for staffing and managing their respective portions of the Funds. The Board also received and considered estimates of the transition costs expected in connection with the proposed subadviser changes.

     After presentations by the Manager, the Manager's consultant, Alliance, Oechsle and Babson Capital, the Board, at the February 11, 2005 meeting, voted unanimously to approve the proposed subadvisory agreements with Alliance, Oechsle and Babson Capital, and to terminate prior agreements with CAML, BIAM and TIMCO.

     The Board determined that the proposed subadvisory agreements were in the best interests of investors in the Funds. In making that determination, the Board, including the Independent Directors advised by independent counsel, considered a variety of factors, including those discussed below.

ALLIANCE

  THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUBADVISER

     The Board received and considered information regarding the nature, extent and quality of the services that would be provided by Alliance to the International Stock Fund.

     The Board considered that the nature and extent of the services under the existing and proposed subadvisory agreements were generally similar and consistent with services generally provided by mutual fund subadvisers. In particular, under both the current and the proposed agreements, the subadviser would provide day-to-day portfolio management services in compliance with the Fund's investment objective and policies.

     With respect to the quality of services, the Board considered, among other things, the background and experience of Alliance personnel, including the proposed portfolio management team; the proposed investment strategy; information about Alliance, its affiliates and its financial condition; and Alliance's investment and compliance policies and procedures. The Board received and considered reports from the Manager and its consultant analyzing Alliance and the current subadvisers.

     The Board received and considered a report from the Company's Chief Compliance Officer ("CCO") regarding her review of Alliance's compliance policies and procedures. Based on the CCO's report and review, the Board concluded that the policies and procedures were reasonably designed to prevent violations of the federal securities laws.

     The Board concluded that the Fund would benefit from the services to be provided by Alliance.

  INVESTMENT PERFORMANCE OF THE FUND AND THE SUBADVISER

     The Board received and considered information about the investment performance of the International Stock Fund, each current subadviser and Alliance. The information included quarterly reports provided by the Manager and its consultant on the performance of the Fund and the current subadvisers, as well as comparisons of those performances to benchmarks and to other mutual funds. The Board also received and considered information on the performance of Alliance using the strategy proposed for the Fund, including comparison to benchmark indices and other mutual funds using a value strategy. The Board concluded that the Fund would benefit from a change to Alliance as the value subadviser.

  COSTS OF SERVICES TO BE PROVIDED BY SUBADVISER AND PROFITS TO BE REALIZED BY SUBADVISER

     The Board considered information regarding the costs of the services Alliance would provide under the proposed agreement, as well as estimates of the profits Alliance and its affiliates would realize thereunder.

     The Board considered the proposed subadvisory fee schedule, which is higher than the fee schedule in place with BIAM, the current value subadviser. The Board considered that, based on the Fund's current assets, the change from BIAM to Alliance would result in an increase in annual subadvisory fees from 0.38% to 0.53% of the Fund's average annual net assets. The Board considered information from the Manager and its consultant comparing the proposed subadvisory fee with industry averages and with the fees that Alliance charges other clients for subadvisory services under a similar strategy. The Board also considered Alliance's estimate of its profitability under the proposed agreement. Based on these factors, the Board concluded that the subadvisory fee under the new agreement with Alliance was reasonable.

  ECONOMIES OF SCALE

     The Board considered the extent to which the subadviser would realize economies of scale as the Fund grows, and whether the fee levels in the proposed subadvisory agreement would reflect those economies of scale for the benefit of investors. The Board noted that the proposed subadvisory fee included "breakpoints" (i.e., reductions in the percentage fee rate) at $100 million and $150 million of assets under management. The Board noted that, because subadvisory fees are paid directly by the Fund, Fund investors receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for Fund investors to benefit from economies of scale as the Fund grows.

  ANCILLARY BENEFITS REALIZED BY SUBADVISER

     The Board considered information provided by Alliance regarding any ancillary benefits received by Alliance and its affiliates as a result of serving as subadviser to the Fund. In particular, Alliance provided information regarding its soft dollar policies and stated that it did not expect that it or its affiliates would receive any other ancillary benefits under the proposed subadvisory agreement. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

  CONCLUSION

     Based on the factors discussed above, the Board approved Alliance as the new subadviser for the value portion of the International Stock Fund.

OECHSLE

  THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUBADVISER

     The Board received and considered information regarding the nature, extent and quality of the services that would be provided by Oechsle to the International Stock Fund.

     The Board considered that the nature and extent of the services under the existing and proposed subadvisory agreements were generally similar and consistent with services generally provided by mutual fund subadvisers. In particular, under both the current and the proposed agreements, the subadviser would provide day-to-day portfolio management services in compliance with the Fund's investment objective and policies.

     With respect to the quality of services, the Board considered, among other things, the background and experience of Oechsle personnel, including the proposed portfolio management team; the proposed investment strategy; information about Oechsle, its affiliates and its financial condition; and Oechsle's investment and compliance policies and procedures. The Board received and considered reports from the Manager and its consultant analyzing Oechsle and the current subadvisers.

     The Board received and considered a report from the Company's CCO regarding her review of Oechsle's compliance policies and procedures. Based on the CCO's report and review, the Board concluded that the policies and procedures were reasonably designed to prevent violations of the federal securities laws.

     The Board concluded that the Fund would benefit from the services to be provided by Oechsle.

  INVESTMENT PERFORMANCE OF THE FUND AND THE SUBADVISER

     The Board received and considered information about the investment performance of the International Stock Fund, each current subadviser and Oechsle. The information included quarterly reports provided by the Manager and its consultant on the performance of the Fund and the current subadvisers, as well as comparisons of those performances to benchmarks and to other mutual funds. The Board also received and considered information on the performance of Oechsle using the strategy proposed for the Fund, including comparison to benchmark indices and other mutual funds using a value strategy. The Board concluded that the Fund would benefit from a change to Oechsle as the growth subadviser.

  COSTS OF SERVICES TO BE PROVIDED BY SUBADVISER AND PROFITS TO BE REALIZED BY SUBADVISER

     The Board considered information regarding the costs of the services Oechsle would provide under the proposed agreement, as well as estimates of the profits Oechsle and its affiliates would realize thereunder.

     The Board considered the proposed subadvisory fee schedule, which is lower than the fee schedule in place with SSgA, the current growth subadviser. The Board considered that, based on current assets, the change from SSgA to Oechsle would result in a decrease in annual subadvisory fees from 0.50% to 0.48% of the Fund's average annual net assets. The Board considered information from the Manager and its consultant comparing the proposed subadvisory fee with industry averages and with the fees that Oechsle charges other clients for subadvisory services under a similar strategy. The Board also considered Oechsle's estimate of its profitability under the proposed agreement. Based on these factors, the Board concluded that the subadvisory fee under the new agreement with Oechsle was reasonable.

  ECONOMIES OF SCALE

     The Board considered the extent to which the subadviser would realize economies of scale as the Fund grows, and whether the fee levels in the proposed subadvisory agreement would reflect those economies of scale for the benefit of investors. The Board noted that the proposed subadvisory fee included "breakpoints" (i.e., reductions in the percentage fee rate) at $100 million and $150 million of assets under management. The Board noted that, because subadvisory fees are paid directly by the Fund, Fund investors receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for Fund investors to benefit from economies of scale as the Fund grows.

  ANCILLARY BENEFITS REALIZED BY SUBADVISER

     The Board considered information provided by Oechsle regarding any ancillary benefits received by Oechsle and its affiliates as a result of serving as subadviser to the Fund. In particular, Oechsle provided information regarding its soft dollar policies and stated that it did not expect that it or its affiliates would receive any other ancillary benefits under the proposed subadvisory agreement. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

  CONCLUSION

     Based on the factors discussed above, the Board approved Oechsle as the new subadviser for the growth portion of the International Stock Fund.

BABSON CAPITAL

  THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUBADVISER

     The Board received and considered information regarding the nature, extent and quality of the services that would be provided by Babson Capital to the Small Company Stock Fund.

     The Board considered that the nature and extent of the services under the existing and proposed subadvisory agreements were generally similar and consistent with services generally provided by mutual fund subadvisers. In particular, under both the current and the proposed agreements, the subadviser would provide day-to-day portfolio management services in compliance with the Fund's investment objective and policies.

     With respect to the quality of services, the Board considered, among other things, the background and experience of Babson Capital personnel, including the proposed portfolio management team; the proposed investment strategy; information about Babson Capital, its affiliates and its financial condition; and Babson Capital's investment and compliance policies and procedures. The Board received and considered reports from the Manager and its consultant analyzing Babson Capital and the current subadvisers.

     The Board received and considered a report from the Company's CCO regarding her review of Babson Capital's compliance policies and procedures. Based on the CCO's report and review, the Board concluded that the policies and procedures were reasonably designed to prevent violations of the federal securities laws.

     The Board concluded that the Fund would benefit from the services to be provided by Babson Capital.

  INVESTMENT PERFORMANCE OF THE FUND AND THE SUBADVISER

     The Board received and considered information about the investment performance of the Small Company Stock Fund, each current subadviser and Babson Capital. The information included quarterly reports provided by the Manager and its consultant on the performance of the Fund and the current subadvisers, as well as comparisons of those performances to benchmarks and to other mutual funds. The Board also received and considered information on the performance of Babson Capital using the strategy proposed for the Fund, including comparison to benchmark indices and other mutual funds using a value strategy. The Board concluded that the Fund would benefit from a change to Babson Capital as the growth subadviser.

  COSTS OF SERVICES TO BE PROVIDED BY SUBADVISER AND PROFITS TO BE REALIZED BY SUBADVISER

     The Board considered information regarding the costs of the services Babson Capital would provide under the proposed agreement, as well as estimates of the profits Babson Capital and its affiliates would realize thereunder.

     The Board considered the proposed subadvisory fee schedule, which is higher than the fee schedule in place with TIMCO, the current growth subadviser. The Board considered that, based on current assets, the change from TIMCO to Babson Capital would result in an increase in annual subadvisory fees from 0.50% to 0.68% of the Fund's average annual net assets. The Board considered information from the Manager and its consultant comparing the proposed subadvisory fee with industry averages and with the fees that Babson Capital charges other clients for subadvisory services under a similar strategy. The Board also considered Babson Capital's estimate of its profitability under the proposed agreement. Based on these factors, the Board concluded that the subadvisory fee under the new agreement with Babson Capital was reasonable.

  ECONOMIES OF SCALE

     The Board considered the extent to which the subadviser would realize economies of scale as the Fund grows, and whether the fee levels in the proposed subadvisory agreement would reflect those economies of scale for the benefit for investors. The Board noted that the proposed subadvisory fee included "breakpoints" (i.e., reductions in the percentage fee rate) at $100 million and $150 million of assets under management. The Board noted that, because subadvisory fees are paid directly by the Fund, Fund investors receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for Fund investors to benefit from economies of scale as the Fund grows.

  ANCILLARY BENEFITS REALIZED BY SUBADVISER

     The Board considered information provided by Babson Capital regarding any ancillary benefits received by Babson Capital and its affiliates as a result of serving as subadviser to the Fund. In particular, Babson Capital provided information regarding its soft dollar policies and stated that it did not expect that it or its affiliates would receive any other ancillary benefits under the proposed subadvisory agreement. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

  CONCLUSION

     Based on the factors discussed above, the Board approved Babson Capital as the new subadviser for the growth portion of the Small Company Stock Fund.

              ADDITIONAL INFORMATION ON NEW SUBADVISORY AGREEMENTS

     Other than fees, the new subadvisory agreements with Alliance, Oechsle and Babson Capital are substantially similar to the subadvisory agreements with the previous subadvisers, BIAM, CAML and TIMCO. Appendix A contains the full text of the subadvisory agreements. This section provides a summary of the key terms of the agreements.

     Under the new subadvisory agreements, each subadviser's responsibilities include:

     - managing the portion of the Fund allocated to the subadviser in accordance with the Fund's investment objectives, policies and restrictions;

     - consulting with the Manager to set investment strategies;

     - acting in conformity with the articles of incorporation, by-laws, and prospectus of the Fund and with the instructions and directions of the Manager and the Board;

     - placing orders to purchase and sell investments and selecting brokers;

     - maintaining books and records on portfolio transactions;

     - providing transactional information to the Fund's custodian;

     - providing records and other information to the Manager as necessary; and

     - maintaining compliance policies and procedures.

     In response to new SEC rules requiring advisers to adopt proxy voting policies, each subadvisory agreement provides that, absent specific instructions to the contrary from the Manager, the subadviser shall vote all proxies with respect to investments of the Fund in accordance with the subadviser's proxy voting policy as most recently provided to the Manager. The agreements also require the subadviser to maintain records relating to proxy votes and provide information to the Fund for required SEC filings.

     Each subadvisory agreement sets the subadviser's liability for losses of the Fund or the Manager due to acts or omissions of the subadvisers. Each agreement generally provides that the subadviser shall not be liable for any loss suffered by the Fund or the Manager as a result of any act or omission of the subadviser, except a loss resulting from the subadviser's willful misfeasance, bad faith or gross negligence or from the subadviser's reckless disregard of its obligations and duties under the agreement. The agreements provide that the Fund shall indemnify the subadviser, its employees, officers and directors and hold such parties harmless from all loss, cost, damage and expense incurred in connection with actions from which the subadviser is relieved of responsibility by the agreement.

     Each subadvisory agreement may be amended by mutual consent. As required by the Investment Company Act of 1940, each subadvisory agreement may continue for more than two years only if it is annually re-approved by the Board. The Manager, the subadviser, or the Board may each terminate a subadvisory agreement on 30 to 60 days' notice.

                           ADDITIONAL FEE INFORMATION

2004 FEE INFORMATION

     The following tables summarize the expenses of the International Stock Fund and the Small Company Stock Fund during 2004. They follow the format used in the prospectuses. Expenses are expressed as a percentage of average net assets during the year. These tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges, and the expenses would be higher if they included contract expenses.

                                    I SHARES

                                                                                 SMALL
                                                              INTERNATIONAL     COMPANY
                                                               STOCK FUND     STOCK FUND
                                                              -------------   -----------
SHAREHOLDER FEES (paid directly from your investment).......       N/A            N/A
  Sales Charge (Load) on Purchases..........................       N/A            N/A
  Deferred Sales Charge (Load)..............................       N/A            N/A
  Sales Charge (Load) on Reinvested Dividends...............       N/A            N/A
  Redemption Fee............................................       N/A            N/A
  Exchange Fee..............................................       N/A            N/A
  Account Fee...............................................       N/A            N/A
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund
  Assets)
  Management Fees...........................................      0.71%          0.59%
  Distribution (12b-1) Fees.................................      None           None
  Other Expenses............................................      0.18%          0.15%
TOTAL ANNUAL FUND OPERATING EXPENSES........................      0.89%          0.74%

                                    R SHARES

                                                                                 SMALL
                                                              INTERNATIONAL     COMPANY
                                                               STOCK FUND     STOCK FUND
                                                              -------------   -----------
SHAREHOLDER FEES (paid directly from your investment).......       N/A            N/A
  Sales Charge (Load) on Purchases..........................       N/A            N/A
  Deferred Sales Charge (Load)..............................       N/A            N/A
  Sales Charge (Load) on Reinvested Dividends...............       N/A            N/A
  Redemption Fee............................................       N/A            N/A
  Exchange Fee..............................................       N/A            N/A
  Account Fee...............................................       N/A            N/A
ANNUAL FUND OPERATING EXPENSES(expenses deducted from Fund
  Assets)
  Management Fees...........................................      0.71%          0.59%
  Distribution (12b-1) Fees.................................      0.25%          0.25%
  Other Expenses............................................      0.28%          0.25%
TOTAL ANNUAL FUND OPERATING EXPENSES........................      1.24%          1.09%

     The following examples show the total expenses that would be payable if a shareholder redeemed his or her shares after having held them for one, three, five, and ten year periods, respectively. The examples are based on 2004 expenses listed in the tables above. Actual expenses may be greater or less than shown. The examples assume that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The examples assume that your investment has a 5% annual rate of return (pursuant to SEC requirements) and that the Fund's operating expenses remain the same. The examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges, and the expenses would be higher if they included contract expenses. These hypothetical rates of return are not intended to be representative of past or future performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                    I SHARES

                                                                                 SMALL
                                                              INTERNATIONAL     COMPANY
                                                               STOCK FUND     STOCK FUND
                                                              -------------   -----------
1 year......................................................     $   91          $ 76
3 years.....................................................     $  285          $237
5 years.....................................................     $  495          $413
10 years....................................................     $1,100          $921

                                    R SHARES

                                                                                 SMALL
                                                              INTERNATIONAL     COMPANY
                                                               STOCK FUND     STOCK FUND
                                                              -------------   -----------
1 year......................................................     $  127         $  112
3 years.....................................................     $  396         $  348
5 years.....................................................     $  685         $  604
10 years....................................................     $1,507         $1,334

     You would pay the same expenses if you did not redeem your shares.

PRO FORMA FEE INFORMATION

     The following tables show an estimate of what 2004 expenses would have been if Alliance and Oechsle had served as subadvisers for the International Stock Fund instead of BIAM and CAML. The tables also reflect a fee decrease for SSgA approved by the Board at the February 2005 meeting. The following tables also show an estimate of what 2004 expenses would have been if Babson Capital had served as a subadviser for the Small Company Stock Fund instead of TIMCO.

     Because the subadvisers have different fees, overall fees will vary depending on the allocation of assets among the subadvisers. The charts below assume that during 2004 the Fund's assets were equally divided among the subadvisers. As in the two immediately preceding tables, expenses are expressed as a percentage of average net assets during the year. In addition, these tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense charges, and the expenses would be higher if they included contract expenses.

                                    I SHARES

                                                                                 SMALL
                                                              INTERNATIONAL     COMPANY
                                                               STOCK FUND     STOCK FUND
                                                              -------------   -----------
SHAREHOLDER FEES (paid directly from your investment).......       N/A            N/A
  Sales Charge (Load) on Purchases..........................       N/A            N/A
  Deferred Sales Charge (Load)..............................       N/A            N/A
  Sales Charge (Load) on Reinvested Dividends...............       N/A            N/A
  Redemption Fee............................................       N/A            N/A
  Exchange Fee..............................................       N/A            N/A
  Account Fee...............................................       N/A            N/A
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund
  Assets) Management Fees...................................      0.73%          0.65%
  Distribution (12b-1) Fees.................................      None           None
  Other Expenses............................................      0.18%          0.15%
TOTAL ANNUAL FUND OPERATING EXPENSES........................      0.91%          0.80%

                                    R SHARES

                                                                                 SMALL
                                                              INTERNATIONAL     COMPANY
                                                               STOCK FUND     STOCK FUND
                                                              -------------   -----------
SHAREHOLDER FEES (paid directly from your investment).......       N/A            N/A
  Sales Charge (Load) on Purchases..........................       N/A            N/A
  Deferred Sales Charge (Load)..............................       N/A            N/A
  Sales Charge (Load) on Reinvested Dividends...............       N/A            N/A
  Redemption Fee............................................       N/A            N/A
  Exchange Fee..............................................       N/A            N/A
  Account Fee...............................................       N/A            N/A
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund
  Assets)
  Management Fees...........................................      0.73%          0.65%
  Distribution (12b-1) Fees.................................      0.25%          0.25%
  Other Expenses............................................      0.28%          0.25%
TOTAL ANNUAL FUND OPERATING EXPENSES........................      1.26%          1.15%

     The following examples show the total expenses that would be payable if a shareholder redeemed his or her shares after having held them for one, three, five, and ten year periods, respectively. The examples are based on the pro forma 2004 expenses listed in the above table. Actual expenses may be greater or less than shown. The examples assume that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. These examples assume that your investment has a 5% annual rate of return (pursuant to SEC requirements) and that the Fund's operating expenses remain the same. These examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges, and the expenses would be higher if they included contract expenses. This hypothetical rate of return is not intended to be representative of past or future performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                    I SHARES

                                                                                 SMALL
                                                              INTERNATIONAL     COMPANY
                                                               STOCK FUND     STOCK FUND
                                                              -------------   -----------
1 year......................................................     $   94          $ 82
3 years.....................................................     $  293          $255
5 years.....................................................     $  509          $444
10 years....................................................     $1,132          $992

                                    R SHARES

                                                                                 SMALL
                                                              INTERNATIONAL     COMPANY
                                                               STOCK FUND     STOCK FUND
                                                              -------------   -----------
1 year......................................................     $  129         $  117
3 years.....................................................     $  403         $  366
5 years.....................................................     $  697         $  634
10 years....................................................     $1,537         $1,402

              ADDITIONAL INFORMATION ABOUT CITISTREET FUNDS, INC.

     CitiStreet Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, commonly called a mutual fund. CitiStreet Funds, Inc. is organized as a Maryland corporation. CitiStreet's principal executive offices are located at 400 Atrium Drive, Somerset, New Jersey 08873-4172.

     CitiStreet utilizes a Manager/Subadviser structure for advisory services.

     CitiStreet Funds Management LLC (the "Manager") is located at 400 Atrium Drive, Somerset, New Jersey 08873-4172. The Manager has ultimate responsibility for all investment advisory services. It supervises the subadvisers, who make the day-to-day investment decisions for the Funds and recommends changes to the Board of Directors if warranted. The Manager allocates a Fund's assets between or among the subadvisers for that Fund.

     Each Fund pays its subadvisory fees directly to the subadvisers and pays the Manager a separate fee equal to an annual rate of 0.25% of average daily net assets. In 2005, the International Stock Fund paid the Manager $1,099,135, and the Small Company Stock Fund paid the Manager $984,116.

     The Manager is located at 400 Atrium Drive, Somerset, NJ 08873-4172 and is a wholly-owned subsidiary of CitiStreet Retirement Services LLC, 400 Atrium Drive, Somerset, New Jersey 08873-4172, which is a wholly-owned subsidiary of CitiStreet LLC, Batterymarch Park III, 3 Pine Hill Drive, Quincy, MA 02169, which is jointly owned 50% by State Street Bank and Trust Company and 50% by Keeper

Holdings LLC, 338 Greenwich Street, New York, NY 10013. State Street Bank and Trust Company is a wholly-owned subsidiary of State Street Corporation, and both companies are located at One International Place, Boston, MA 02110. Keeper Holdings LLC is owned 81.1% by Plaza LLC, One Cityplace, Hartford, CT 06103, which is a wholly-owned subsidiary of The Travelers Insurance Company, One Cityplace, Hartford, CT 06103, which is a wholly-owned subsidiary of Citigroup Insurance Holding Corporation, 399 Park Avenue, New York, NY 10043, which is a wholly-owned subsidiary of Associated Madison Companies Inc., 399 Park Avenue, New York, NY 10043, which is a wholly-owned subsidiary of Citigroup Inc., 399 Park Avenue, New York, NY 10043, a publicly-traded corporation. The remaining 18.9% of Keeper Holdings LLC is owned by SSB Keeper Holdings, LLC, 388 Greenwich Street, New York, NY 10013, which is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., 388 Greenwich Street, New York, NY 10013, which is a wholly-owned subsidiary of Citigroup Inc.

     The following chart provides information about the Company's directors and officers who are also officers, employees, directors, general partners, or shareholders of the Manager:

NAME                           POSITION WITH CITISTREET        POSITION WITH THE MANAGER
----                           ------------------------        -------------------------
Paul S. Feinberg.............  President                       Senior Vice President and
                                                               General Counsel
Matthew Riordan..............  Treasurer, Chief Financial      Senior Vice President,
                               Officer, and Chief Accounting   Controller, and Treasurer
                               Officer

     Robert Dughi, Chairman of the Company, was Chairman of the Manager prior to his retirement. Mr. Dughi is not an Independent Director because of his holdings of stock in Citigroup Inc., one of the parent companies of the Manager.

     CitiStreet Equities LLC, 400 Atrium Drive, Somerset, NJ 08873-4172, serves as principal underwriter of the shares of the Funds. KPMG LLP, 99 High Street, Boston, Massachusetts, 02110-2371 serves as the Fund's independent accountant, providing audit services.

     In 2004, the International Stock Fund paid commissions of $741 to Citigroup Global Markets, an affiliate of the Manager. The payments to Citigroup Global Markets constituted 0.15% of the International Fund's total commission payments in 2004.

     In 2004, the Company paid State Street Bank & Trust Company ("State Street"), 225 Franklin Street, Boston MA 02110, $1,391,755 as custodian and accounting services agent for the Company. This amount encompasses payments for each of the Company's four Funds, the International Stock Fund, the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund.

     In 2004, the Company paid Boston Financial Data Services ("BFDS"), 2 Heritage Drive, North Quincy, MA 02171, $108,763 for services as transfer agent and dividend disbursing agent for the Company. This amount encompasses payments for each of the Company's four Funds.

     In 2004, the Small Company Stock Fund paid no commissions to brokers affiliated with the Managers or the subadvisers.

     The previous subadvisory agreements with BIAM, CAML and TIMCO were last approved by the Board, including a majority of the Independent Directors, on May 12, 2004.

                ADDITIONAL INFORMATION ABOUT THE NEW SUBADVISERS

ALLIANCE

     Alliance Capital Management L.P. ("Alliance") is a Delaware limited partnership, the general partner of which is Alliance Capital Management Corp., and the limited partner of which is Alliance Capital Management Holding L.P. At March 31, 2005, Alliance Capital Management Holding L.P. owned approximately 31.9% of the Alliance Capital units. AXA Financial, Inc. was the beneficial owner of approximately 60.2% of the issued and outstanding Alliance Capital units at March 31, 2005 (including those held indirectly through its ownership of approximately 1.8% of the issued and outstanding Alliance Holding units), which, including the general partnership interests in Alliance Capital and Alliance Holding, represent an approximate 61.2% economic interest in Alliance Capital. Alliance Capital Management L.P. is an indirect subsidiary of AXA Financial, Inc., a global financial services organization. Alliance and its parent companies are all located at 1345 Avenue of the Americas, New York, NY 10105.

     The Executive Committee of Alliance comprises Lewis Sanders, Chairman and Chief Executive Officer; Laurence Cranch, General Counsel; Sharon E. Fay, Executive Vice President; Marilyn G. Fedak, Executive Vice President; Roger Hertog, Vice Chairman; Thomas S. Hexner, Executive Vice President; Gerald Lieberman, Chief Operating Officer; Marc O. Mayer, Executive Vice President; Douglas J. Peebles, Executive Vice President; Jeffrey S. Phlegar, Executive Vice President; James G. Reilly, Executive Vice President; Paul C. Rissman, Executive Vice President; Lisa A. Shalett, Executive Vice President; David Steyn, Executive Vice President; Christopher M. Toub, Executive Vice President; Mark R. Gordon, Executive Vice President; Mark R. Manley, Senior Vice President, Chief Compliance Officer; and Seth J. Masters, Chief Investment Officer, Style Blend.

     Alliance provides advice for the following registered investment companies with an objective similar to the objective used by Alliance in managing the portion of the International Stock Fund allocated to it:

NAME OF REGISTERED
INVESTMENT COMPANY             SIZE AS OF MARCH 31, 2005       ADVISORY FEE RATE
------------------             -------------------------       -----------------
AXA Equitable*...............  2 funds with combined assets    0.60% on first $1 billion;
                               of approximately $240 million   plus 0.55% on the next $500
                                                               million; plus 0.50% on the
                                                               next $500 million; plus 0.45%
                                                               on the next $500 million;
                                                               plus 0.40% thereafter

Frank Russell*+..............  3 funds with combined assets    0.60% on first $50 million;
                               of approximately $398 million   plus 0.40% on the next $50
                                                               million; plus 0.30% on the
                                                               next $300 million; plus 0.25%
                                                               thereafter

American Express.............  1 fund with assets of           0.65% on first $75 million;
                               approximately $1.1 billion      plus 0.50% on the next $25
                                                               million; plus 0.40% on the
                                                               next $200 million; plus 0.35%
                                                               on the next $450 million;
                                                               plus 0.30% thereafter

---------------

* Assets are aggregated with other Funds Alliance manages for these relationships.

+ There is an additional discount on all fees based upon overall assets under management.

OECHSLE

     Oechsle International Advisors LLC ("Oechsle"), One International Place, Boston, MA 02110, is a Delaware limited liability company. Oechsle Group, LLC, located at the same address and also a Delaware limited liability company, is the member manager of Oechsle. Oechsle Group, LLC is controlled by the Executive Managing Principals. The Executive Managing Principals are: L. Sean Roche, Chief Operating Officer and Chief Investment Officer; Stephen P. Langer, Director of Marketing; Warren R. Walker; and Singleton Keesler. Effective January 1, 2005, Mr. Roche became Chief Investment Officer, replacing Mr. Kessler in this role. Mr. Kessler will oversee a separate investment division of the firm. Bank of America holds a 35% share in Oechsle via Fleet Overseas Asset Management, Inc., 101 South Tryon Street, Charlotte, North Carolina, 28255, which is a Member of Oechsle International Advisors LLC.

     Oechsle provides advice for the following registered investment companies investing in international equity securities:

NAME OF REGISTERED                        SIZE AS OF
INVESTMENT COMPANY                     DECEMBER 31, 2004             ADVISORY FEE RATE
------------------                     -----------------             -----------------
Jamestown International Equity
  Fund...............................    $  20,744.91      0.50% on all assets
Frank Russell International
  Securities Fund....................    $231,985,785      0.45% on first $50 million, plus
                                                           0.40% on the next $450 million, plus
                                                           0.35% on the next $250 million, plus
                                                           0.30% on assets exceeding $750
                                                           million

Frank Russell Non-US Insurance
  Fund...............................    $ 50,727,419      0.45% on first $50 million, plus
                                                           0.40% on the next $450 million, plus
                                                           0.35% on the next $250 million, plus
                                                           0.30% on assets exceeding $750
                                                           million

Frank Russell International Fund.....    $177,270,182      0.45% on first $50 million, plus
                                                           0.40% on the next $450 million, plus
                                                           0.35% on the next $250 million, plus
                                                           0.30% on assets exceeding $750
                                                           million

Constellation International Equity
  Fund...............................    $ 35,708,924      0.40% on all assets

BABSON CAPITAL MANAGEMENT LLC

     Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142-1300, is a Delaware limited liability company. It is a wholly-owned subsidiary of MassMutual Holding LLC, itself a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, with its principal office at 1295 State Street, Springfield, MA 01111. William F. Glavin, Jr. is the Chief Executive Officer and President of Babson Capital, and Roger W. Crandall is Chairman of Babson Capital. The governing body that runs the daily tactical operations of Babson Capital, as well as sets longer-term strategic direction of the firm is Babson Capital's Management Committee. The Committee is comprised of the firm's five division heads, and includes Kevin M. McClintock, CFA, Managing Director; Roger W. Crandall, CFA, Managing Director; Effrem Marder, Managing Director; Kenneth L. Hargreaves, Managing Director; and William F. Glavin, Jr., Managing Director.

     Babson Capital does not provide advice for any other registered investment companies with an objective similar to the objective it uses in managing the portion of the Small Company Stock Fund allocated to it.

                 APPENDIX A:  INVESTMENT SUBADVISORY AGREEMENTS

                        INVESTMENT SUBADVISORY AGREEMENT

     Agreement made as of this 22nd day of February, 2005, among CitiStreet Funds, Inc., a Maryland corporation (the "Series Fund"), CitiStreet Funds Management LLC, a New Jersey limited liability company (the "Manager"), and Alliance Capital Management L.P., a Delaware limited partnership (the "Subadviser").

     WHEREAS, CitiStreet Funds Management LLC has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which CitiStreet Funds Management LLC will act as Manager of the Series Fund; and

     WHEREAS, the Series Fund is currently divided into four separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

     WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the CitiStreet International Stock Fund (the "Fund"), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus of the Fund (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

             (i) The Subadviser shall consult periodically with the Manager, and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

             (ii) The Subadviser shall provide supervision of the Allocated Assets' investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained or sold by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash or short-term investments.

             (iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

             (iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             When the Subadviser deems the purchase or sale of a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

             (v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act. The Subadviser shall provide to the Series Fund and the Manager such reports and information as may be reasonably requested by the Series Fund, its Board of Directors or the Manager, including information requested with respect to the periodic review of this Agreement by the Board of Directors of the Series Fund under Section 15 of the 1940 Act.

             (vi) The Subadviser shall provide the Series Fund's custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

             (vii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.

             (viii) Absent specific instructions to the contrary provided to it by the Manager, and subject to the Subadviser's receipt of all necessary voting materials, the Subadviser shall use its best efforts to vote all proxies with respect to investments of the Allocated Assets in accordance with the Subadviser's proxy voting policy as most recently provided to the Manager. The Subadviser shall maintain records relating to the proxy votes and shall provide such records to the Manager upon reasonable request so that the Series Fund can meet its obligations to file proxy information with the Securities and Exchange Commission.

             (ix) The Subadviser shall not consult with any other subadviser for the Fund (or with any other subadviser for any fund of the Series Fund) concerning transactions of the Fund in securities or other assets.

             (x) The Subadviser's responsibility in providing advice to the Fund is limited to providing advice with respect to the Allocated Assets.

          (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

          (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

          (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and other applicable state and federal laws and regulations.

          (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

          (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the registration and sale of its shares.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.55% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.50% of the average daily Net Allocated Assets over $100 million and up to and including $150 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $150 million. The foregoing fee rate has been agreed to by the Subadviser in contemplation of Net Allocated Assets of not less than $100 million. In the event or at such time as the average daily Net Allocated Assets shall be less than $100 million, the fee rate payable to the Sub-Adviser shall be subject to renegotiation by the Series Fund and the Subadviser, subject to the approval requirements of the 1940 Act and any related orders of the Securities and Exchange Commission. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

     4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any act or omission of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a violation of applicable law or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery, facsimile transmission, electronic transmission, or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the CitiStreet Funds, Inc. at Two Tower Center, East Brunswick, New Jersey 08816, Attention: President; (2) to CitiStreet Funds Management LLC at Two Tower Center, East Brunswick, New Jersey 08816, Attention: Secretary; or (3) to Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105, Attention: Steven Tully.

     10. This Agreement shall be governed by the laws of the State of New
Jersey.

     11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          CITISTREET FUNDS, INC.

                                          By:
                                            ------------------------------------

                                          CITISTREET FUNDS
                                          MANAGEMENT LLC

                                          By:
                                            ------------------------------------

                                          ALLIANCE CAPITAL MANAGEMENT L.P.

                                          By: Alliance Capital Management
                                              Corporation, its General Partner

                                          By:
                                            ------------------------------------

                        INVESTMENT SUBADVISORY AGREEMENT

     Agreement made as of this 22nd day of February, 2005, among CitiStreet Funds, Inc., a Maryland corporation (the "Series Fund"), CitiStreet Funds Management LLC, a New Jersey limited liability company (the "Manager"), and Babson Capital Management LLC, a Delaware limited liability company (the "Subadviser").

     WHEREAS, CitiStreet Funds Management LLC has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which CitiStreet Funds Management LLC will act as Manager of the Series Fund; and

     WHEREAS, the Series Fund is currently divided into four separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

     WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the CitiStreet Small Company Stock Fund (the "Fund"), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus of the Fund (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

             (i) The Subadviser shall consult periodically with the Manager, and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

             (ii) The Subadviser shall provide supervision of the Allocated Assets' investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained or sold by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash or short-term investments.

             (iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and any amendments thereto, and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund as such documents, instructions and directions are communicated in writing to Subadviser, and will conform to and comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986 (with the Allocated Assets treated as a separate, stand alone registered investment company for purposes of percentage limitations and diversification and similar requirements), and all other applicable federal and state laws and regulations.

             (iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time, provided, however, that Subadviser shall be under no obligation to place an order through a directed broker where such use compromises best execution requirements. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             When the Subadviser deems the purchase or sale of a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

             (v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets identified in subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(d)(2) under the 1940 Act. The Subadviser shall provide to the Series Fund and the Manager such reports and information as may be reasonably requested by the Series Fund, its Board of Directors or the Manager and agreed to between the parties, including information requested with respect to the periodic review of this Agreement by the Board of Directors of the Series Fund under Section 15 of the 1940 Act.

             (vi) The Subadviser shall provide the Series Fund's custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

             (vii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.

             (viii) Absent specific instructions to the contrary provided to it by the Manager, and subject to the Subadviser's receipt of all necessary voting materials, the Subadviser shall vote all proxies with respect to investments of the Allocated Assets in accordance with the Subadviser's proxy voting policy as amended from time to time, a copy of which shall be provided to the Manager. The Subadviser shall maintain or cause to be maintained records relating to the proxy votes and shall provide such records to the Manager upon reasonable request so that the Series Fund can meet its obligations to file proxy information with the Securities and Exchange Commission.

             (ix) The Subadviser shall not consult with any other subadviser for the Fund (or with any other subadviser for any fund of the Series Fund) concerning transactions of the Fund in securities or other assets.

             (x) The Subadviser's responsibility in providing advice to the Fund is limited to providing advice with respect to the Allocated Assets.

          (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

          (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, except to the extent such records are deemed to be property of the Subadviser under applicable law, and the Subadviser will surrender promptly to the Fund any of such records or copies thereof, as the case may be, upon the Fund's request, provided however that the Subadviser may retain a copy of such records deemed to be the property of the Fund. The Subadviser further agrees to preserve or cause to be preserved for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

          (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the Investment Advisers Act of 1940, and further agrees to comply with the 1940 Act and the Internal Revenue Code of 1986 to the extent it applies as specified in Section 1(a)(iii) above, and other applicable state and federal laws and regulations.

          (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

          (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the registration and sale of its shares.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.70% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.65% of the average daily Net Allocated Assets over $100 million and up to and including $150 million, plus a fee at an annual rate of 0.60% of the average daily Net Allocated Assets over $150 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

     4. The Subadviser, its employees, officers and Members of the Subadviser's Board of Managers ("directors"), shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any act or omission of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser, its employees, officers and directors and hold such parties harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery, facsimile transmission, electronic transmission, or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the CitiStreet Funds, Inc. at Two Tower Center, East Brunswick, New Jersey 08816, Attention: President; (2) to CitiStreet Funds Management LLC at Two Tower Center, East Brunswick, New Jersey 08816, Attention: Secretary; or (3) to Babson Capital Management LLC, One Memorial Drive, Cambridge, MA, 02142 Attention: Arlyn E. Whitelaw.

     10. This Agreement shall be governed by the laws of the State of New
Jersey.

     11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          CITISTREET FUNDS, INC.

                                          By:
                                            ------------------------------------

                                          CITISTREET FUNDS
                                          MANAGEMENT LLC

                                          By:
                                            ------------------------------------

                                          BABSON CAPITAL MANAGEMENT LLC

                                          By:
                                            ------------------------------------

                        INVESTMENT SUBADVISORY AGREEMENT

     Agreement made as of this 28th day of February, 2005, among CitiStreet Funds, Inc., a Maryland corporation (the "Series Fund"), CitiStreet Funds Management LLC, a New Jersey limited liability company (the "Manager"), and Oechsle International Advisors LLC, a Delaware limited liability company (the "Subadviser").

     WHEREAS, CitiStreet Funds Management LLC has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which CitiStreet Funds Management LLC will act as Manager of the Series Fund; and

     WHEREAS, the Series Fund is currently divided into four separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

     WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the CitiStreet International Stock Fund (the "Fund"), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus of the Fund (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

             (i) The Subadviser shall consult periodically with the Manager, and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

             (ii) The Subadviser shall provide supervision of the Allocated Assets' investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash or short-term investments.

             (iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

             (iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             When the Subadviser deems the purchase or sale of a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

             (v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act. The Subadviser shall provide to the Series Fund and the Manager such reports and information as may be reasonably requested by the Series Fund, its Board of Directors or the Manager, including information requested with respect to the periodic review of this Agreement by the Board of Directors of the Series Fund under Section 15 of the 1940 Act.

             (vi) The Subadviser shall provide the Series Fund's custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

             (vii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.

             (viii) Absent specific instructions to the contrary provided to it by the Manager, and subject to the Subadviser's receipt of all necessary voting materials, the Subadviser shall vote all proxies with respect to investments of the allocated assets in accordance with the Subadviser's proxy voting policy as most recently provided to the Manager. The Subadviser shall maintain records relating to the proxy votes and shall provide such records to the Manager upon reasonable request so that the Series Fund can meet its obligations to file proxy information with the Securities and Exchange Commission.

             (ix) The Subadviser shall not consult with any other subadviser for the Fund (or with any other subadviser for any fund of the Series Fund) concerning transactions of the Fund in securities or other assets.

             (x) The Subadviser's responsibility in providing advice to the Fund is limited to providing advice with respect to the Allocated Assets.

          (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

          (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

          (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and other applicable state and federal laws and regulations.

          (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

          (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the registration and sale of its shares.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.50% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.45% of the average daily Net Allocated Assets over $100 million and up to and including $150 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $150 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

     4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any act or omission of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery, facsimile transmission, electronic transmission, or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the CitiStreet Funds, Inc. at Two Tower Center, East Brunswick, New Jersey 08816, Attention: President; (2) to CitiStreet Funds Management LLC at Two Tower Center, East Brunswick, New Jersey
08816, Attention: Secretary; or (3) to           , Attention:           .

     10. This Agreement shall be governed by the laws of the State of New
Jersey.

     11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          CITISTREET FUNDS, INC.

                                          By:
                                            ------------------------------------

                                          CITISTREET FUNDS MANAGEMENT LLC

                                          By:
                                            ------------------------------------

                                          OECHSLE INTERNATIONAL ADVISORS LLC

                                          By:
                                            ------------------------------------